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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2003


                                  T-NETIX, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware
   (State or Other Jurisdiction of                               84-1037352
            Incorporation)          Commission file number    (I.R.S. Employer
                                          0-25016            Identification No.)

       2155 Chenault Drive, Suite 410
          Carrollton, Texas 75006                            75006
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (972) 241-1535
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                                 Not Applicable
          (Former name or former address, if changed since last report)





Item 5. Other Events.

On November 11, 2003, T-NETIX, Inc. reported its financial results for the third quarter ended September 30, 2003. The November 11, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.02 Press Release dated November 11, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

T-NETIX, Inc.

Date: November 11, 2003                          By: /s/ Richard E. Cree
                                                   -----------------------------
                                                         Richard E. Cree
                                                         Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

99.02        Press Release dated November 11, 2003


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